UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM N-CSR


              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES


                 Investment Company Act file number:  811-00126

                 ALLIANCEBERNSTEIN GROWTH AND INCOME FUND, INC.


               (Exact name of registrant as specified in charter)


             1345 Avenue of the Americas, New York, New York 10105
              (Address of principal executive offices) (Zip code)


                                Mark R. Manley
                            AllianceBernstein L.P.
                         1345 Avenue of the Americas
                           New York, New York 10105
                   (Name and address of agent for service)


      Registrant's telephone number, including area code:  (800) 221-5672


                 Date of fiscal year end:  October 31, 2007


                Date of reporting period:    April 30, 2007


ITEM 1.     REPORTS TO STOCKHOLDERS.


AllianceBernstein Growth & Income Fund


April 30, 2007


SEMI-ANNUAL REPORT


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




Investment Products Offered
=============================
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
=============================


The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

ALLIANCEBERNSTEIN INVESTMENTS, INC. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




JUNE 21, 2007


SEMI-ANNUAL REPORT

This report provides management's discussion of fund performance for AllianceBernstein Growth & Income Fund (the "Fund") for the semi-annual reporting period ended April 30, 2007.

INVESTMENT OBJECTIVE AND POLICIES

This open-end Fund's investment objective is long-term growth of capital. The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company's stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser's extensive research universe. The Fund may invest in companies of any size and in any industry. The Fund also invests in high-quality securities of non-U.S. issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

INVESTMENT RESULTS

The table on page 4 shows the Fund's performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended April 30, 2007. Also included in the table are returns for the Fund's peer group, as represented by the Lipper Large-Cap Value Funds Average (the "Lipper Average"). Funds in the Lipper Average have generally similar investment objectives to the Fund's Class A shares, although some may have different investment policies and sales and management fees.

The Fund's Class A shares underperformed the benchmark for the six- and 12-month periods ended April 30, 2007, but outperformed the Lipper Average for the same time periods. The Fund's sector selection was weak for both time periods, as many of the strong and large--but increasingly expensive--subsets of the benchmark continued to outperform. For both periods, the Fund's underweight positions in energy and utilities hurt performance. At the stock level, strong overall performance, particularly in health care and financials, wasn't enough to offset the Fund's sector allocation performance drag.

The Fund's security selection was strong for both periods, as much of the investment style (intense value preference) and market capitalization (intense small company preference) drag appears to be abating. The Fund's underweight position in financials also contributed positively to performance.

During the period ended April 30, 2007, and in response to the Independent Directors' request, the Adviser made a payment to the Fund in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Fund. This payment positively impacted the Fund's relative performance for both the six- and 12-month periods.

The Fund's Relative Value Investment Team's (the "Team's") relative valuation analysis concludes that there is very little value left in the benchmark's holdings after an unprecedented seven-year period of strong performance. While the Fund's sector allocation is a residual of stock selection, it reflects the Team's basic view that the benchmark's major sectors have become very expensive.


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 1


MARKET REVIEW AND INVESTMENT STRATEGY

Equity markets in the United States and around the world plunged in late February and remained volatile through much of March, buffeted first by a huge drop in Chinese stocks and then by news of rising delinquency rates for U.S. subprime mortgages. Investors, lulled into complacency of solid economic and corporate-profit growth and rising stock prices, were reminded that financial markets are not without risk. Investor risk-taking appears to have been much higher than normal over the past few years; the best performing asset classes have been emerging markets, commodities and small value, which are all typically associated with high risk.

Investor risk-taking has been particularly relevant to the Fund's investment approach. The Team's relative value discipline seeks to invest in companies whose valuations appear low relative to the quality of their assets and business models. Consequently, the Fund is typically tilted toward stocks with valuations that are in line with the Russell 1000 Value Index, but with higher earnings growth and return on equity, and with positive earnings revisions. The Fund tends to have a higher median market cap than the Russell 1000 Value Index, and also tends to be less sensitive to the economic cycle. The degree of the Fund's tilt to all of these traits varies with market conditions: the tilt was smaller than usual four years ago; it is larger than usual today.

The negative performance of the Fund's stock-selection criteria in recent years appears to be the result of market complacency. During the past few years, investors have enjoyed strong global economic growth with low inflation, strong market returns with low volatility and exceptionally strong and widespread corporate profitability. Indeed, corporate earnings have exceeded expectations by a wide margin for quite some time: this was one of only two periods--and the longest period--on record when actual earnings have surpassed forecasts.

Investors expecting companies to maintain profitability at this extraordinarily high level are pricing all stocks very similarly, regardless of sector, risk or future earnings growth potential. Thus, stocks with superior fundamentals and proven track records are being priced at discounts and stocks with earnings at cyclical peaks are being priced at a premium.

These market distortions have persisted for longer than the Team has expected, as distortions based on sentiment sometimes do. While no one can know when sentiment will change, the brief spikes in volatility in the second quarter of 2006 and again in the first quarter of 2007 show how aggressively complacent investors can react to the suggestion that market conditions will not remain benign. History suggests that, as overall earnings growth falls and strong earnings growth becomes harder to find, valuation spreads will widen between companies with strong long-term earnings growth prospects and those trading at cyclical peaks. How long that will take is unclear. Increased global capital spending--a typical response to high corporate returns--is already beginning to add capacity to many industries and is putting downward pressure on earnings.


________________________________________________________________________________
2 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


HISTORICAL PERFORMANCE


AN IMPORTANT NOTE ABOUT THE VALUE OF HISTORICAL PERFORMANCE

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE, SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE FUND CAREFULLY BEFORE INVESTING. FOR A FREE COPY OF THE FUND'S PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION, VISIT OUR WEBSITE AT WWW.ALLIANCEBERNSTEIN.COM OR CALL YOUR FINANCIAL ADVISOR OR ALLIANCEBERNSTEIN INVESTMENTS AT 800.227.4618. YOU SHOULD READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

All fees and expenses related to the operation of the Fund have been deducted. NAV RETURNS DO NOT REFLECT SALES CHARGES; IF SALES CHARGES WERE REFLECTED, THE FUND'S QUOTED PERFORMANCE WOULD BE LOWER. SEC RETURNS REFLECT THE APPLICABLE SALES CHARGES FOR EACH SHARE CLASS: A 4.25% MAXIMUM FRONT-END SALES CHARGE FOR CLASS A SHARES; THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES (4% YEAR 1, 3% YEAR 2, 2% YEAR 3, 1% YEAR 4); A 1% 1 YEAR CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

BENCHMARK DISCLOSURE

THE UNMANAGED RUSSELL 1000 VALUE INDEX DOES NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH THE ACTIVE MANAGEMENT OF A MUTUAL FUND PORTFOLIO. The Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index comprises 1000 of the largest capitalized companies that are traded in the United States. For the six- and 12-month periods ended April 30, 2007, the Lipper Large-Cap Value Funds Average consisted of 513 and 496 funds, respectively. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A WORD ABOUT RISK

Value investing does not guarantee profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their businesses around or successfully employ corrective strategies which would result in stock prices that do not rise as initially expected. The Fund's assets can be invested in foreign securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.


(Historical Performance continued on next page)


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                     Returns
THE FUND VS. ITS BENCHMARK               ================================
PERIODS ENDED APRIL 30, 2007               6 Months           12 Months
-------------------------------------------------------------------------
AllianceBernstein Growth & Income Fund
  Class A                                    9.58%              16.90%
  Class B                                    9.09%              15.98%
  Class C                                    9.30%              16.19%
  Advisor Class*                             9.80%              17.39%
  Class R*                                   9.67%              16.78%
  Class K*                                   9.79%              17.13%
  Class I*                                   9.81%              17.43%

Russell 1000 Value Index                     9.79%              18.15%

Lipper Large-Cap Value Funds Average         9.17%              15.67%


* Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealer and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


See Historical Performance and Benchmark Disclosures on previous page.


(Historical Performance continued on next page)


________________________________________________________________________________
4 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2007
================================================================================
                                         NAV Returns          SEC Returns
CLASS A SHARES
1 Year                                      16.90%              11.91%
5 Years                                      7.79%               6.87%
10 Years                                     9.89%               9.42%

CLASS B SHARES
1 Year                                      15.98%              11.98%
5 Years                                      6.98%               6.98%
10 Years(a)                                  9.22%               9.22%

CLASS C SHARES
1 Year                                      16.19%              15.19%
5 Years                                      7.01%               7.01%
10 Years                                     9.06%               9.06%

ADVISOR CLASS SHARES+
1 Year                                      17.39%              17.39%
5 Years                                      8.07%               8.07%
10 Years                                    10.18%              10.18%

CLASS R SHARES+
1 Year                                      16.78%              16.78%
Since Inception*                            12.61%              12.61%

CLASS K SHARES+
1 Year                                      17.13%              17.13%
Since Inception*                            11.41%              11.41%

CLASS I SHARES+
1 Year                                      17.43%              17.43%
Since Inception*                            11.70%              11.70%


THE FUND'S TOTAL ANNUAL OPERATING EXPENSE RATIOS ARE 1.01%, 1.76%, 1.74%, 0.74%, 1.29%, 0.97%, AND 0.67% FOR CLASS A, CLASS B, CLASS C, ADVISOR CLASS, CLASS R, CLASS K AND CLASS I RESPECTIVELY, PER THE PROSPECTUS, GROSS OF ANY FEE WAIVERS OR EXPENSE REIMBURSEMENTS.


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for these share classes are listed above.


See Historical Performance disclosures on page 3.


(Historical Performance continued on next page)


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)
================================================================================
                                                              SEC Returns
CLASS A SHARES
1 Year                                                           9.39%
5 Years                                                          4.86%
10 Years                                                         9.23%

CLASS B SHARES
1 Year                                                           9.65%
5 Years                                                          5.00%
10 Years(a)                                                      9.01%

CLASS C SHARES
1 Year                                                          12.61%
5 Years                                                          4.98%
10 Years                                                         8.87%

ADVISOR CLASS SHARES+
1 Year                                                          14.84%
5 Years                                                          6.06%
10 Years                                                        10.00%

CLASS R SHARES+
1 Year                                                          14.20%
Since Inception*                                                11.70%

CLASS K SHARES+
1 Year                                                          14.55%
Since Inception*                                                 9.91%

CLASS I SHARES+
1 Year                                                          14.86%
Since Inception*                                                10.21%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for each class are listed above.


See Historical Performance disclosures on page 3.


________________________________________________________________________________
6 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

ACTUAL EXPENSES

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                      Beginning                    Ending
                    Account Value               Account Value          Expenses Paid
                  November 1, 2006             April 30, 2007          During Period*
                ====================     ========================   ====================
                Actual  Hypothetical     Actual    Hypothetical**   Actual  Hypothetical
                --------------------     ------------------------   --------------------
Class A         $1,000     $1,000        $1,095.76    $1,019.74     $ 5.30     $ 5.11
Class B         $1,000     $1,000        $1,090.88    $1,016.02     $ 9.18     $ 8.85
Class C         $1,000     $1,000        $1,093.04    $1,016.12     $ 9.08     $ 8.75
Advisor
Class           $1,000     $1,000        $1,097.99    $1,021.12     $ 3.85     $ 3.71
Class R         $1,000     $1,000        $1,096.66    $1,018.35     $ 6.76     $ 6.51
Class K         $1,000     $1,000        $1,097.88    $1,019.84     $ 5.20     $ 5.01
Class I         $1,000     $1,000        $1,098.13    $1,021.52     $ 3.43     $ 3.31


* Expenses are equal to the classes' annualized expense ratios of 1.02%, 1.77%, 1.75%, 0.74%, 1.30%, 1.00% and 0.66%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


**   Assumes 5% return before expenses.


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 7


PORTFOLIO SUMMARY
April 30, 2007 (unaudited)


PORTFOLIO STATISTICS
Net Assets ($mil): $4,455.7


SECTOR BREAKDOWN*

29.7%     Financials                                [PIE CHART OMITTED]
14.7%     Health Care
12.6%     Information Technology
11.4%     Consumer Staples
 7.6%     Consumer Discretionary
 7.3%     Industrials
 6.4%     Energy
 4.4%     Telecommunication Services
 1.9%     Materials
 0.9%     Utilities

 3.1%     Short-Term




TEN LARGEST HOLDINGS**
April 30, 2007 (unaudited)

                                                                    Percent of
Company                                    U.S. $ Value             Net Assets
================================================================================
American International Group, Inc.      $   201,061,160                 4.5%
Procter & Gamble Co.                        191,328,681                 4.3
JPMorgan Chase & Co.                        183,589,980                 4.1
Emerson Electric Co.                        155,518,104                 3.5
Time Warner, Inc.                           144,410,000                 3.2
Microsoft Corp.                             142,858,710                 3.2
Citigroup, Inc.                             142,806,146                 3.2
Sun Microsystems, Inc.                      142,207,938                 3.2
WellPoint, Inc.                             140,511,321                 3.2
Loews Group                                 133,694,248                 3.0
--------------------------------------------------------------------------------
                                        $ 1,577,125,097                35.4%


* All data are as of April 30, 2007. The Portfolio's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**   Long-term investments

     Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poors. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. The GICS structure consists of 10 sectors, 24 industry groups, 64 industries and 139 sub-industries. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund's prospectus.


________________________________________________________________________________
8 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


PORTFOLIO OF INVESTMENTS
April 30, 2007 (unaudited)


Company                                        Shares       U.S. $ Value
========================================================================

COMMON STOCKS-97.9%

Financials-30.0%
Capital Markets-4.4%
The Bank of New York Co., Inc.                1,497,400   $   60,614,752
Franklin Resources, Inc.                        120,500       15,822,855
Lehman Brothers Holdings, Inc.                  223,600       16,832,608
Merrill Lynch & Co., Inc.                       667,200       60,201,456
Northern Trust Corp.                            711,700       44,801,515
                                                          --------------
                                                             198,273,186

Commercial Banks-2.6%
Wachovia Corp.                                  410,500       22,799,170
Wells Fargo & Co.                             2,125,000       76,266,250
Zions Bancorporation(a)                         192,000       15,705,600
                                                          --------------
                                                             114,771,020

Diversified Financial Services-9.2%
Bank of America Corp.                         1,647,500       83,857,750
Citigroup, Inc.                               2,663,300      142,806,146
JPMorgan Chase & Co.                          3,523,800      183,589,980
                                                          --------------
                                                             410,253,876

Insurance-12.4%
ACE Ltd.                                      1,512,200       89,915,412
Allstate Corp.                                  366,100       22,815,352
American International Group, Inc.            2,876,000      201,061,160
Axis Capital Holdings Ltd.                    3,001,600      111,359,360
Hartford Financial Services Group, Inc.         323,700       32,758,440
Loews Corp.                                   1,288,900       60,990,748
Willis Group Holdings Ltd.                      849,800       34,858,796
                                                          --------------
                                                             553,759,268

Thrifts & Mortgage Finance-1.4%
Federal National Mortgage Association         1,034,300       60,940,956
                                                          --------------
                                                           1,337,998,306

Health Care-14.8%
Health Care Equipment & Supplies-1.1%
Alcon, Inc.(a)                                  118,600       16,002,698
Becton Dickinson & Co.                          420,300       33,073,407
                                                          --------------
                                                              49,076,105

Health Care Providers & Services-8.3%
Aetna, Inc.                                     915,000       42,895,200
Laboratory Corp. of America Holdings(b)         175,000       13,814,500
Medco Health Solutions, Inc.(b)                 500,000       39,010,000
UnitedHealth Group, Inc.                      2,503,450      132,833,057
WellPoint, Inc.(a)(b)                         1,779,300      140,511,321
                                                          --------------
                                                             369,064,078

Pharmaceuticals-5.4%
Eli Lilly & Co.                               1,416,300       83,745,819
Merck & Co., Inc.                               965,000       49,639,600


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 9


Company                                        Shares       U.S. $ Value
========================================================================
Schering-Plough Corp.                           847,300   $   26,884,829
Wyeth                                         1,485,800       82,461,900
                                                          --------------
                                                             242,732,148
                                                          --------------
                                                             660,872,331

Information Technology-12.7%
Communications Equipment-1.4%
Cisco Systems, Inc.(b)                        2,371,600       63,416,584

Computers & Peripherals-4.6%
International Business Machines Corp.           625,000       63,881,250
Sun Microsystems, Inc.(a)(b)                 27,242,900      142,207,938
                                                          --------------
                                                             206,089,188

Internet Software & Services-0.4%
Yahoo!, Inc.(b)                                 613,000       17,188,520

IT Services-2.2%
Accenture Ltd.-Class A(a)                     1,949,900       76,241,090
Fiserv, Inc.(b)                                 431,000       22,916,270
                                                          --------------
                                                              99,157,360

Semiconductors & Semiconductor
Equipment-0.5%
International Rectifier Corp.(b)                662,500       23,373,000

Software-3.6%
Citrix Systems, Inc.(b)                         458,000       14,930,800
Microsoft Corp.(a)                            4,771,500      142,858,710
                                                          --------------
                                                             157,789,510
                                                          --------------
                                                             567,014,162

Consumer Staples-11.5%
Beverages-0.9%
PepsiCo, Inc.                                   585,100       38,669,259

Food & Staples Retailing-1.9%
CVS Caremark Corp.                            1,293,750       46,885,500
Walgreen Co.                                    842,500       36,985,750
                                                          --------------
                                                              83,871,250

Food Products-0.5%
Kraft Foods, Inc.-Class A                       711,100       23,800,517

Household Products-4.3%
Procter & Gamble Co.                          2,975,100      191,328,681

Tobacco-3.9%
Altria Group, Inc.                            1,502,300      103,538,516
Loews Corp.-Carolina Group                      950,000       72,703,500
                                                          --------------
                                                             176,242,016
                                                          --------------
                                                             513,911,723


________________________________________________________________________________
10 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Company                                        Shares       U.S. $ Value
========================================================================
Consumer Discretionary-7.7%
Diversified Consumer Services-0.4%
Apollo Group, Inc.-Class A(a)(b)                335,300   $   15,859,690

Hotels Restaurants & Leisure-1.1%
McDonald's Corp.                              1,053,100       50,843,668

Household Durables-0.3%
Fortune Brands, Inc.(a)                         140,500       11,254,050

Media-5.9%
News Corp.-Class A                            4,152,300       92,969,997
Omnicom Group, Inc.(a)                          100,000       10,471,000
Time Warner, Inc.                             7,000,000      144,410,000
Viacom, Inc.-Class B(b)                         375,000       15,468,750
                                                          --------------
                                                             263,319,747
                                                          --------------
                                                             341,277,155

Industrials-7.4%
Aerospace & Defense-1.3%
Honeywell International, Inc.(a)                379,600       20,566,728
United Technologies Corp.                       575,000       38,599,750
                                                          --------------
                                                              59,166,478

Air Freight & Logistics-0.2%
United Parcel Service, Inc.-Class B              94,400        6,648,592

Airlines-0.5%
Southwest Airlines Co.                        1,456,500       20,900,775

Electrical Equipment-3.5%
Emerson Electric Co.                          3,309,600      155,518,104

Industrial Conglomerates-1.9%
General Electric Co.                          2,350,000       86,621,000
                                                          --------------
                                                             328,854,949

Energy-6.4%
Energy Equipment & Services-0.8%
Baker Hughes, Inc.                               84,500        6,792,955
BJ Services Co.                                 189,100        5,419,606
Nabors Industries Ltd.(a)(b)                    756,500       24,298,780
                                                          --------------
                                                              36,511,341

Oil, Gas & Consumable Fuels-5.6%
Chevron Corp.                                 1,066,400       82,955,256
Exxon Mobil Corp.                             1,580,900      125,491,842
Total SA (ADR)(a)                               561,347       41,365,661
                                                          --------------
                                                             249,812,759
                                                          --------------
                                                             286,324,100


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 11


Company                                        Shares       U.S. $ Value
========================================================================
Telecommunication Services-4.5%
Diversified Telecommunication
Services-4.5%
AT&T, Inc.                                    3,350,000   $  129,712,000
Verizon Communications, Inc.                  1,825,000       69,678,500
                                                          --------------
                                                             199,390,500

Materials-2.0%
Chemicals-2.0%
Air Products & Chemicals, Inc.                1,150,000       87,975,000

Utilities-0.9%
Independent Power Producers
  & Energy Traders-0.9%
The AES Corp.(b)                              1,783,400       39,216,965

Total Common Stocks
  (cost $3,396,105,705)                                    4,362,835,191

SHORT-TERM INVESTMENTS-3.2%
Investment Companies-3.2%
AllianceBernstein Fixed-Income Shares, Inc.-
Government STIF Portfolio(c)
  (cost $139,844,325)                       139,844,325      139,844,325

Total Investments Before Security Lending
Collateral-101.1%
  (cost $3,535,950,030)                                    4,502,679,516

INVESTMENT OF CASH COLLATERAL
FOR SECURITIES LOANED-2.9%
Short-Terms-2.9%
UBS Private Money Market Fund, LLC
  (cost $130,057,282)                       130,057,282      130,057,282

Total Investments-104.0%
  (cost $3,666,007,312)                                    4,632,736,798
Other assets less liabilities-(4.0)%                        (177,014,591)

NET ASSETS-100.0%                                         $4,455,722,207


(a) Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)  Non-income producing security.

(c)  Investment in affiliated money market mutual fund.

     Glossary:

     ADR - American Depositary Receipt

     See notes to financial statements.


________________________________________________________________________________
12 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


STATEMENT OF ASSETS & LIABILITIES
April 30, 2007 (unaudited)


ASSETS
Investments in securities, at value
  Unaffiliated issuers (cost $3,526,162,987--including
    investment of cash collateral for securities loaned of
    $130,057,282)                                            $4,492,892,473(a)
  Affiliated issuers (cost $139,844,325)                        139,844,325
Receivable for investment securities sold                        54,911,844
Receivable for capital stock sold                                27,741,410
Interest and dividends receivable                                 4,385,647
Total assets                                                  4,719,775,699

LIABILITIES
Payable for collateral on securities loaned                     130,057,282
Payable for investment securities purchased                      88,162,705
Payable for capital stock redeemed                               40,802,744
Advisory fee payable                                              1,852,683
Distribution fee payable                                            552,056
Transfer Agent fee payable                                          141,546
Administrative fee payable                                           26,869
Accrued expenses                                                  2,457,607
Total liabilities                                               264,053,492
Net Assets                                                   $4,455,722,207

COMPOSITION OF NET ASSETS
Capital stock, at par                                        $    9,607,081
Additional paid-in capital                                    3,428,265,596
Undistributed net investment income                              17,949,155
Accumulated net realized gain on investment transactions         33,170,889
Net unrealized appreciation of investments                      966,729,486
                                                             --------------
                                                             $4,455,722,207


NET ASSET VALUE PER SHARE--21 BILLION SHARES OF CAPITAL STOCK AUTHORIZED, $.01 PAR VALUE

                                               Shares              Net Asset
Class                  Net Assets           Outstanding              Value
============================================================================
A                   $ 2,472,791,931         529,378,601              $ 4.67*
B                   $ 1,210,434,453         264,146,624              $ 4.58
C                   $   569,255,895         123,860,979              $ 4.60
Advisor             $   197,484,049          42,080,728              $ 4.69
R                   $     4,152,294             897,279              $ 4.63
K                   $       747,428             160,539              $ 4.66
I                   $       856,157             183,390              $ 4.67


* The maximum offering price per share for Class A shares was $4.88 which reflects a sales charge of 4.25%.

(a)  Includes securities on loan with a value of $122,597,765 (see Note E).

     See notes to financial statements.


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 13


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2007 (unaudited)

INVESTMENT INCOME
Dividends                                 $  47,366,329
Interest
  Unaffiliated issuers                        2,037,484
  Affiliated issuers                          1,528,571      $   50,932,384

EXPENSES
Advisory fee                                 11,338,615
Distribution fee--Class A                     3,377,648
Distribution fee--Class B                     6,485,184
Distribution fee--Class C                     2,846,891
Distribution fee--Class R                         9,955
Distribution fee--Class K                           806
Transfer agency--Class A                      2,449,463
Transfer agency--Class B                      1,506,790
Transfer agency--Class C                        610,201
Transfer agency--Advisor Class                  206,646
Transfer agency--Class R                          5,364
Transfer agency--Class K                            657
Transfer agency--Class I                            511
Printing                                        416,672
Custodian                                       237,687
Registration fees                                60,729
Administrative                                   43,409
Audit                                            20,488
Directors' fees                                  19,043
Legal                                             6,227
Miscellaneous                                    46,769
Total expenses                               29,689,755
Less: expense offset arrangement
  (see Note B)                                 (211,742)
Net expenses                                                     29,478,013
Net investment income                                            21,454,371

REALIZED AND UNREALIZED GAIN ON
INVESTMENT TRANSACTIONS
Net realized gain on investment
  transactions                                                  256,823,685
Net change in unrealized
  appreciation/depreciation
  of investments                                                 96,831,789
Net gain on investment transactions                             353,655,474
Contribution from Adviser (see Note B)                           34,811,103

NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                                 $  409,920,948


See notes to financial statements.


________________________________________________________________________________
14 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


STATEMENT OF CHANGES IN NET ASSETS


                                           Six Months Ended       Year Ended
                                            April 30, 2007        October 31,
                                              (unaudited)            2006
                                           ================     ==============
INCREASE IN NET ASSETS
FROM OPERATIONS
Net investment income                       $   21,454,371      $   33,184,771
Net realized gain on investment
  transactions                                 256,823,685         281,003,270
Net change in unrealized appreciation/
  depreciation of investments                   96,831,789         407,228,953
Contribution from Adviser                       34,811,103                  -0-
Net increase in net assets from
  operations                                   409,920,948         721,416,994

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
  Class A                                      (27,503,944)        (20,532,682)
  Class B                                       (3,738,628)         (5,889,478)
  Class C                                       (1,600,243)         (2,296,026)
  Advisor Class                                 (2,800,620)         (3,827,969)
  Class R                                          (45,093)            (21,113)
  Class K                                          (10,196)                (93)
  Class I                                          (13,131)               (119)

CAPITAL STOCK TRANSACTIONS
Net decrease                                  (463,173,148)     (1,488,727,157)
Total decrease                                 (88,964,055)       (799,877,643)

NET ASSETS
Beginning of period                          4,544,686,262       5,344,563,905
End of period (including undistributed net
  investment income of $17,949,155
  and $32,206,639, respectively)            $4,455,722,207      $4,544,686,262


See notes to financial statements.


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 15


NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (unaudited)

NOTE A
SIGNIFICANT ACCOUNTING POLICIES

AllianceBernstein Growth and Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official


________________________________________________________________________________
16 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. TAXES

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 17


3. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

4. CLASS ALLOCATIONS

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

5. DIVIDENDS AND DISTRIBUTIONS

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund's average daily net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .625% of the first $5 billion, .60% of the excess over $5 billion up to $7.5 billion, .575% of the excess over $7.5 billion up to $10 billion and .55% of the excess over $10 billion of the Fund's average daily net assets. The fee is accrued daily and paid monthly.

During the period ended April 30, 2007, and in response to the Independent Director's request, the Adviser made a payment of $34,811,103 to the Fund in connection with an error made by the Adviser in processing a claim for class action settlement proceeds on behalf of the Fund.

Pursuant to the advisory agreement, the Fund paid $43,409 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 2007.


________________________________________________________________________________
18 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


The Fund compensates AllianceBernstein Investor Services, Inc. ("ABIS"), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,940,252 for the six months ended April 30, 2007.

For the six months ended April 30, 2007, the Fund's expenses were reduced by $211,742 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charge of $22,565 from the sale of Class A shares and received $29,959, $234,326 and $7,552 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2007.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. - Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio (collectively, the "STIF Portfolios"), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

Brokerage commissions paid on investment transactions for the six months ended April 30, 2007 amounted to $2,106,870, of which $79,783 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C
DISTRIBUTION SERVICES AGREEMENT

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the Fund's average daily net assets attributable to


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 19


Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. During the fiscal year, with respect to Class A shares, payments to the Distributor were limited to .28% of the average daily net assets attributable to Class A shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $31,723,903, $9,844,063, $59,272 and $14,254 for Class B, Class C, Class R and Class K shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D
INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2007 were as follows:

                                           Purchases             Sales
                                        ===============     ===============
Investment securities (excluding
  U.S. government securities)           $ 1,149,973,697     $ 1,488,793,994
U.S. government securities                           -0-                 -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation                               $   974,420,354
Gross unrealized depreciation                                    (7,690,868)
Net unrealized appreciation                                 $   966,729,486

1. OPTION TRANSACTIONS

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the


________________________________________________________________________________
20 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND



same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended April 30, 2007, the Fund had no transactions in written options.

NOTE E
SECURITIES LENDING

The Fund has entered into a securities lending agreement with UBS Securities LLC (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of April 30, 2007, the Fund had loaned securities with a value of $122,597,765 and received cash collateral which was invested in a money market fund at $130,057,282 as included in the accompanying portfolio of investments. For the six months ended April 30, 2007, the Portfolio earned fee income of $43,046 which is included in interest income in the accompanying statement of operations.


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 21


NOTE F
CAPITAL STOCK

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

                                      SHARES                                  AMOUNT
                        =================================     ==================================
                        Six Months Ended      Year Ended      Six Months Ended     Year Ended
                         April 30, 2007       October 31,      April 30, 2007      October 31,
                          (unaudited)             2006          (unaudited)            2006
================================================================================================
CLASS A
Shares sold               27,123,076          62,420,497      $  121,361,329      $  247,584,621
Shares issued in
  reinvestment of
  dividends                5,330,108           4,536,622          23,612,496          17,647,519
Shares converted
  from Class B            23,529,072          29,792,828         106,068,926         118,991,430
Shares redeemed          (86,431,699)       (221,213,693)       (386,881,282)       (876,908,426)
NET DECREASE             (30,449,443)       (124,463,746)     $ (135,838,531)     $ (492,684,856)

CLASS B
Shares sold                3,913,853           9,670,830      $   17,219,145      $   37,517,469
Shares issued in
  reinvestment of
  dividends                  715,869           1,256,304           3,121,195           4,811,657
Shares converted
  to Class A             (23,884,851)        (30,420,875)       (106,068,926)       (118,991,430)
Shares redeemed          (39,158,276)       (130,901,671)       (171,540,120)       (508,136,041)
NET DECREASE             (58,413,405)       (150,395,412)     $ (257,268,706)     $ (584,798,345)

CLASS C
Shares sold                2,316,457           5,143,864      $   10,219,414      $   20,150,155
Shares issued in
  reinvestment of
  dividends                  258,334             421,178           1,128,919           1,617,324
Shares redeemed          (15,202,486)        (53,318,562)        (66,975,350)       (207,301,102)
NET DECREASE             (12,627,695)        (47,753,520)     $  (55,627,017)     $ (185,533,623)

ADVISOR CLASS
Shares sold                6,151,726           9,819,726      $   27,599,723      $   38,931,339
Shares issued in
  reinvestment of
  dividends                  538,486             472,693           2,396,263           1,843,503
Shares redeemed           (9,993,557)        (67,837,134)        (45,402,159)       (268,786,024)
NET DECREASE              (3,303,345)        (57,544,715)     $  (15,406,173)     $ (228,011,182)


________________________________________________________________________________
22 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


                                      SHARES                                  AMOUNT
                        =================================     ==================================
                        Six Months Ended      Year Ended      Six Months Ended     Year Ended
                         April 30, 2007       October 31,      April 30, 2007      October 31,
                          (unaudited)             2006          (unaudited)            2006
================================================================================================
CLASS R
Shares sold                  113,035             497,779      $      496,372      $    1,984,513
Shares issued in
  reinvestment of
  dividends                    9,135               5,453              40,101              21,104
Shares redeemed              (86,239)            (78,357)           (382,486)           (306,881)
NET INCREASE                  35,931             424,875      $      153,987      $    1,698,736

CLASS K
Shares sold                  142,406              21,020      $      616,881      $       87,240
Shares issued in
  reinvestment of
  dividends                    2,271                  -0-             10,016                  -0-
Shares redeemed               (7,815)                 -0-            (34,558)                 -0-
NET INCREASE                 136,862              21,020      $      592,339      $       87,240

CLASS I
Shares sold                   59,079             140,031      $      259,999      $      553,407
Shares issued in
  reinvestment of
  dividends                    2,971                  -0-             13,131                  -0-
Shares redeemed              (11,733)             (9,596)            (52,177)            (38,534)
NET INCREASE                  50,317             130,435      $      220,953      $      514,873


NOTE G
RISKS INVOLVED IN INVESTING IN THE FUND

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 23


NOTE H
JOINT CREDIT FACILITY

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2007.

NOTE I
DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions to be paid for the year ending October 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2006 and October 31, 2005 were as follows:

                                               2006                2005
                                           ============        ============
Distributions paid from:
  Ordinary income                          $ 32,567,480        $ 29,742,366
Total taxable distributions                $ 32,567,480        $ 29,742,366

As of October 31, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income                                 $  32,206,639
Accumulated capital and other losses                           (209,013,994)(a)
Unrealized appreciation/(depreciation)                          855,258,895(b)
Total accumulated earnings/(deficit)                          $ 678,451,540


(a) On October 31, 2006, the Fund had a net capital loss carryforward of $209,013,993 which will expire in the year 2011. Future realized gains offset by the loss carryforwards are not required to be distributed to shareholders. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Any such gains distributed may be taxable to shareholders. During the fiscal year, the Fund utilized capital loss carryforward of $285,460,073.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


NOTE J
LEGAL PROCEEDINGS

As has been previously reported, the staff of the U.S. Securities and Exchange commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and late trading" of mutual fund shares. Certain other regula-


________________________________________________________________________________
24 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


tory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

        (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

        (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

        (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 25


In addition, the Independent Directors of the Fund ("the Independent Directors") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled HINDO, ET AL.
V. ALLIANCEBERNSTEIN GROWTH & INCOME FUND, ET AL. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the HINDO Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request



________________________________________________________________________________
26 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled THE ATTORNEY GENERAL OF THE STATE OF WEST VIRGINIA V. AIM ADVISORS, INC., ET AL. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants' petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled AUCOIN, ET AL. V. ALLIANCE CAPITAL MANAGEMENT L.P., ET AL. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 27


Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs' right to reinstate it at a later date. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K
RECENT ACCOUNTING PRONOUNCEMENTS

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN


________________________________________________________________________________
28 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 29


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                           -------------------------------------------------------------------------------------
                                                                                  CLASS A
                                           -------------------------------------------------------------------------------------
                                            Six Months
                                              Ended
                                            April 30,                              Year Ended October 31,
                                               2007           ------------------------------------------------------------------
                                           (unaudited)        2006           2005           2004           2003           2002
================================================================================================================================
Net asset value,
  beginning of period                          $4.31          $3.73          $3.48          $3.15          $2.60          $3.42

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(a)                         .03            .04            .04            .03(b)         .03            .03
Net realized and unrealized gain
  (loss) on investment
  transactions                                   .35            .57            .23            .34            .56           (.71)
Contribution from Adviser                        .03             -0-            -0-            -0-            -0-            -0-
Net increase (decrease) in net asset
  value from operations                          .41            .61            .27            .37            .59           (.68)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                        (.05)          (.03)          (.02)          (.03)          (.02)          (.02)
Tax return of capital                             -0-            -0-            -0-            -0-          (.02)          (.02)
Distributions from net realized gain
on investment transactions                        -0-            -0-            -0-          (.01)            -0-          (.10)
  Total dividends and distributions             (.05)          (.03)          (.02)          (.04)          (.04)          (.14)
Net asset value, end of period                 $4.67          $4.31          $3.73          $3.48          $3.15          $2.60

TOTAL RETURN
Total investment return based on
  net asset value(c)                            9.58%         16.47%          7.77%         11.77%         22.89%        (20.89)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
omitted)                                  $2,472,792     $2,411,515     $2,553,632     $2,893,373     $3,003,001     $2,553,700
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.02%(e)       1.00%(d)       1.06%          1.02%          1.22%          1.14%
  Expenses, before waivers/
    reimbursements                              1.02%(e)       1.00%(d)       1.06%          1.13%          1.22%          1.14%
  Net investment income                         1.25%(e)        .99%(d)       1.19%           .85%(b)        .94%           .83%
Portfolio turnover rate                           26%            56%            63%            48%            43%            75%


See footnote summary on page 36.


________________________________________________________________________________
30 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                          ---------------------------------------------------------------------------------------
                                                                                  CLASS B
                                          ---------------------------------------------------------------------------------------
                                           Six Months
                                             Ended
                                           April 30,                              Year Ended October 31,
                                              2007           --------------------------------------------------------------------
                                          (unaudited)        2006           2005           2004           2003           2002
==================================================================================================================================
Net asset value,
  beginning of period                         $4.21          $3.65          $3.42       $3.11               $2.56          $3.37

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(a)                        .01            .01            .02          -0-(b)(f)          .01             -0-(f)
Net realized and unrealized gain (loss)
  on investment transactions                    .34            .56            .22         .33                 .56           (.69)
Contribution from Adviser                       .03             -0-            -0-         -0-                 -0-            -0-
Net increase (decrease) in net asset
  value from operations                         .38            .57            .24         .33                 .57           (.69)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment
  income                                       (.01)          (.01)          (.01)       (.01)               (.01)          (.01)
Tax return of capital                            -0-            -0-            -0-         -0-               (.01)          (.01)
Distributions from net realized gain
  on investment transactions                     -0-            -0-            -0-       (.01)                 -0-          (.10)
Total dividends and distributions              (.01)          (.01)          (.01)       (.02)               (.02)          (.12)
Net asset value, end of period                $4.58          $4.21          $3.65       $3.42               $3.11          $2.56

TOTAL RETURN
Total investment return based on
  net asset value(c)                           9.09%         15.73%          6.96%      10.49%              22.19%        (21.52)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's
  omitted)                               $1,210,434     $1,356,534     $1,728,375  $2,218,606          $2,555,235     $2,484,499
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                             1.77%(e)       1.76%(d)       1.80%       1.77%               1.97%          1.88%
  Expenses, before waivers/
    reimbursements                             1.77%(e)       1.76%(d)       1.80%       1.88%               1.97%          1.88%
  Net investment income                         .51%(e)        .24%(d)        .47%        .10%(b)             .19%           .07%
Portfolio turnover rate                          26%            56%            63%         48%                 43%            75%


See footnote summary on page 36.


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 31


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                           -------------------------------------------------------------------------------------
                                                                                  CLASS C
                                           -------------------------------------------------------------------------------------
                                            Six Months
                                              Ended
                                            April 30,                              Year Ended October 31,
                                               2007           ------------------------------------------------------------------
                                           (unaudited)        2006           2005           2004           2003           2002
================================================================================================================================
Net asset value,
  beginning of period                          $4.22          $3.66          $3.43          $3.11          $2.57          $3.37

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(a)                         .01            .01            .02             -0-(b)(f)     .01             -0-(f)
Net realized and unrealized gain (loss)
  on investment transactions                     .35            .56            .22            .34            .55           (.68)
Contribution from Adviser                        .03             -0-            -0-            -0-            -0-            -0-
Net increase (decrease) in net asset
  value from operations                          .39            .57            .24            .34            .56           (.68)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment income            (.01)          (.01)          (.01)          (.01)          (.01)          (.01)
Tax return of capital                             -0-            -0-            -0-            -0-          (.01)          (.01)
Distributions from net realized gain
  on investment transactions                      -0-            -0-            -0-          (.01)            -0-          (.10)
Total distributions                             (.01)          (.01)          (.01)          (.02)          (.02)          (.12)
Net asset value, end of period                 $4.60          $4.22          $3.66          $3.43          $3.11          $2.57

TOTAL RETURN
Total investment return based on
  net asset value(c)                            9.30%         15.69%          6.94%         10.82%         21.71%        (21.21)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $569,256       $575,678       $675,089       $835,755       $975,038       $960,176
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              1.75%(e)       1.74%(d)       1.79%          1.75%          1.95%          1.86%
  Expenses, before waivers/
    reimbursements                              1.75%(e)       1.74%(d)       1.79%          1.86%          1.95%          1.86%
  Net investment income                          .52%(e)        .26%(d)        .48%           .12%(b)        .21%           .09%
Portfolio turnover rate                           26%            56%            63%            48%            43%            75%


See footnote summary on page 36.


________________________________________________________________________________
32 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                          ---------------------------------------------------------------------------------------
                                                                               ADVISOR CLASS
                                          ---------------------------------------------------------------------------------------
                                           Six Months
                                             Ended
                                           April 30,                              Year Ended October 31,
                                              2007           --------------------------------------------------------------------
                                          (unaudited)        2006           2005           2004           2003           2002
==================================================================================================================================
Net asset value,
  beginning of period                          $4.33          $3.75          $3.49          $3.16          $2.61          $3.43

INCOME FROM INVESTMENT
  OPERATIONS
Net investment income(a)                         .03            .05            .06            .04(b)         .04            .04
Net realized and unrealized gain (loss)
  on investment transactions                     .36            .57            .22            .34            .56           (.71)
Contribution from Adviser                        .03             -0-            -0-            -0-            -0-            -0-
Net increase (decrease) in net asset
  value from operations                          .42            .62            .28            .38            .60           (.67)

LESS: DIVIDENDS AND
  DISTRIBUTIONS
Dividends from net investment
  income                                        (.06)          (.04)          (.02)          (.04)          (.03)          (.02)
Tax return of capital                             -0-            -0-            -0-            -0-          (.02)          (.03)
Distributions from net realized gain
  on investment transactions                      -0-            -0-            -0-          (.01)            -0-          (.10)
Total distributions                             (.06)          (.04)          (.02)          (.05)          (.05)          (.15)
Net asset value, end of period                 $4.69          $4.33          $3.75          $3.49          $3.16          $2.61

TOTAL RETURN
Total investment return based on
  net asset value(c)                            9.80%         16.59%          8.15%         12.00%         23.15%        (20.62)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                           $197,484       $196,601       $385,823     $1,067,879       $994,254       $681,620
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                               .74%(e)        .74%(d)        .75%           .73%           .94%           .86%
  Expenses, before waivers/
    reimbursements                               .74%(e)        .74%(d)        .75%           .84%           .94%           .86%
  Net investment income                         1.53%(e)       1.28%(d)       1.53%          1.13%(b)       1.22%          1.10%
Portfolio turnover rate                           26%            56%            63%            48%            43%            75%


See footnote summary on page 36.


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                    ---------------------------------------------------------
                                                                             CLASS R
                                                    ---------------------------------------------------------
                                                     Six Months
                                                       Ended                                      November 3,
                                                     April 30,        Year Ended October 31,      2003(g) to
                                                        2007          ----------------------      October 31,
                                                    (unaudited)        2006           2005           2004
=============================================================================================================
Net asset value, beginning of period                   $4.27          $3.72          $3.48          $3.17

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                 .02            .03            .01            .02(b)
Net realized and unrealized gain on
  investment transactions                                .35            .56            .25            .32
Contribution from Adviser                                .04             -0-            -0-            -0-
Net increase in net asset value from
  operations                                             .41            .59            .26            .34

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income                    (.05)          (.04)          (.02)          (.02)
Distributions from net realized gain on
  investment transactions                                 -0-            -0-            -0-          (.01)
Total dividends and distributions                       (.05)          (.04)          (.02)          (.03)
Net asset value, end of period                         $4.63          $4.27          $3.72          $3.48

TOTAL RETURN
Total investment return based on net
  asset value(c)                                        9.67%         16.03%          7.36%         10.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)             $4,152         $3,682         $1,625           $147
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements               1.30%(e)       1.29%(d)       1.42%          1.16%(e)
  Expenses, before waivers/reimbursements               1.30%(e)       1.29%(d)       1.42%          1.27%(e)
  Net investment income                                  .96%(e)        .68%(d)        .56%           .67%(b)(e)
Portfolio turnover rate                                   26%            56%            63%            48%


See footnote summary on page 36.


________________________________________________________________________________
34 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                           -----------------------------------------
                                                                                            CLASS K
                                                                           -----------------------------------------
                                                                            Six Months
                                                                              Ended                       March 1,
                                                                             April 30,    Year Ended     2005(g) to
                                                                               2007       October 31,    October 31,
                                                                           (unaudited)       2006           2005
====================================================================================================================
Net asset value, beginning of period                                         $4.31          $3.74          $3.79

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                       .03            .04            .03
Net realized and unrealized gain (loss) on investment transactions             .35            .57           (.07)
Contribution from Adviser                                                      .04             -0-            -0-
Net increase (decrease) in net asset value from operations                     .42            .61           (.04)

LESS: DIVIDENDS
Dividends from net investment income                                          (.07)          (.04)          (.01)
Net asset value, end of period                                               $4.66          $4.31          $3.74

TOTAL RETURN
Total investment return based on net asset value(c)                           9.79%         16.28%         (1.02)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                     $747           $102            $10
Ratio to average net assets of:
  Expenses                                                                    1.00%(e)        .96%(d)       1.03%(e)
  Net investment income                                                       1.22%(e)       1.02%(d)        .79%(e)
Portfolio turnover rate                                                         26%            56%            63%


See footnote summary on page 36.


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 35


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                           -----------------------------------------
                                                                                            CLASS I
                                                                           -----------------------------------------
                                                                            Six Months
                                                                              Ended                       March 1,
                                                                             April 30,    Year Ended     2005(g) to
                                                                               2007       October 31,    October 31,
                                                                           (unaudited)       2006           2005
====================================================================================================================
Net asset value, beginning of period                                         $4.32          $3.74          $3.79

INCOME FROM INVESTMENT OPERATIONS
Net investment income(a)                                                       .04            .05            .04
Net realized and unrealized gain (loss) on investment transactions             .34            .58           (.08)
Contribution from Adviser                                                      .04             -0-            -0-
Net increase (decrease) in net asset value from operations                     .42            .63           (.04)

LESS: DIVIDENDS
Dividends from net investment income                                          (.07)          (.05)          (.01)
Net asset value, end of period                                               $4.67          $4.32          $3.74

TOTAL RETURN
Total investment return based on net asset value(c)                           9.81%         16.84%          (.97)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)                                     $856           $574            $10
Ratio to average net assets of:
  Expenses                                                                     .66%(e)        .67%(d)        .74%(e)
  Net investment income                                                       1.58%(e)       1.27%(d)       1.08%(e)
Portfolio Turnover Rate                                                         26%            56%            63%


(a)  Based on average shares outstanding.

(b)  Net of expenses waived by the Adviser and the Transfer Agent.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  The ratio includes expenses attributable to costs of proxy solicitation.

(e)  Annualized.

(f)  Amount is less than $.005.

(g)  Commencement of distributions.


________________________________________________________________________________
36 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)


OFFICERS


Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Senior Vice President
Paul C. Rissman, Senior Vice President
Craig Ayers, Vice President
Aryeh Glatter, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


CUSTODIAN

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111


PRINCIPAL UNDERWRITER

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


LEGAL COUNSEL

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


TRANSFER AGENT

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP
345 Park Avenue
23rd Floor
New York, NY 10154


1    Member of the Audit Committee, Governance and Nominating Committee and the
Independent Directors Committee.

2    The day-to-day management of and investment decisions for the Fund are made by the Relative Value Investment Team. Mr. Caruso is the investment professional with the most significant responsibility for the day-to-day management of the Fund.


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 37


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and the AllianceBernstein Growth & Income Fund, Inc. (the "Fund").(2) The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

      1. Advisory fees charged to institutional and other clients of the Adviser for like services;

      2. Advisory fees charged by other mutual fund companies for like services;

      3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

      4. Profit margins of the Adviser and its affiliates from supplying such services;

      5.      Possible economies of scale as the Fund grows larger; and

      6. Nature and quality of the Adviser's services including the performance of the Fund.

FUND ADVISORY FEES, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser's settlement with the NYAG in December 2003, is



(1) It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

(2) Future references to the Fund do not include "AllianceBernstein." References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.


________________________________________________________________________________
38 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.(3)

                     Advisory Fee Based        Net Assets
                      on % of Average           02/28/07
Category             Daily Net Assets            ($MIL)          Fund
================================================================================
Value            55 bp on 1st $2.5 billion      $4,435.6     Growth & Income
                 45 bp on next $2.5 billion                  Fund, Inc.
                 40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund's most recently completed fiscal year, the Adviser received $90,000 (0.002% of the Fund's average daily net assets) for such services.

Set forth below are the Fund's total expense ratios, for the Fund's most recently completed fiscal year:

Fund                             Total Expense Ratio         Fiscal Year
================================================================================
Growth & Income Fund, Inc.        Class A       1.00%         October 31
                                  Class B       1.76%
                                  Class C       1.74%
                                  Class R       1.29%
                                  Class K       0.96%
                                  Class I       0.67%
                                  Adv. Class    0.74%

I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund's investors is more time consuming




(3) Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser's settlement with the NYAG.


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 39


and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.(4) In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund's advisory fees based on February 28, 2007 net assets:

                 Net Assets     AllianceBernstein ("AB")  Effective     Fund
                  02/28/07      Institutional ("Inst.")   AB Inst.    Advisory
Fund               ($MIL)            Fee Schedule         Adv. Fee       Fee
================================================================================
Growth & Income   $4,435.6    Relative Value               0.256%       0.506%
Fund, Inc.                    65 bp on 1st $25 million
                              50 bp on next $25 million
                              40 bp on next $50 million
                              30 bp on next $100 million
                              25 bp on the balance
                              Minimum Account Size: $10 m

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio with a substantially similar investment style as the Fund. The




(4) The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.


________________________________________________________________________________
40 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


following table shows the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.(5)

                                                                  Effective AVPS
Fund                 AVPS Portfolio          Fee Schedule            Adv. Fee
================================================================================
Growth & Income     Growth & Income   0.55% on first $2.5 billion     0.506%
Fund, Inc.          Portfolio         0.45% on next $2.5 billion
                                      0.40% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for American Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund                                                                   Fee
================================================================================
American Value Portfolio
  Class A(6)                                                          1.50%
  Class I (Institutional)                                             0.70%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships:

Fund                      Sub-advised Fund             Fee Schedule
================================================================================
Growth & Income            Client #1             0.30% on 1st $1 billion
Fund, Inc.                                       0.25% on next $500 million
                                                 0.20% thereafter
                           Client #2(7)          0.30%
                           Client #3(7)          0.60% on 1st $1 billion
                                                 0.55% on next $500 million
                                                 0.50% on next $500 million
                                                 0.45% on next $500 million
                                                 0.40% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm's-length bargaining or negotiations.




(5) It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

(6) Class A shares of the funds are charged an "all-in" fee, which covers investment advisory services and distribution related services.

(7)  This is the fee schedule of a fund managed by an affiliate of the Adviser.


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 41


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fee relative to the median of the Fund's Lipper Expense Group ("EG")(8) at the approximate current asset level of the Fund.(9)

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

                                 Contractual       Lipper
                                 Management        Group
Fund                               Fee(10)         Median           Rank
================================================================================
Growth & Income Fund, Inc.          0.504           0.543           6/15

Lipper also analyzed the Fund's most recently completed fiscal year total expense ratio in comparison to the Fund's EG and Lipper Expense Universe ("EU"). The EU(11) is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

                            Expense     Lipper      Lipper    Lipper     Lipper
                             Ratio       Group      Group    Universe   Universe
Fund                        (%)(12)    Median (%)    Rank    Median (%)   Rank
================================================================================
Growth & Income Fund, Inc.   1.004       1.038       6/15      1.182      21/92




(8) It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

(9) The contractual management fee is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

(10) The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

(11) Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

(12) Most recently completed fiscal year end Class A total expense ratio.


________________________________________________________________________________
42 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


Based on this analysis, the Fund has equally favorable rankings on a management fee basis and on a total expense ratio basis.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser's profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See
Section IV for additional discussion.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

The Fund's profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser's profitability from providing investment advisory services to the Fund decreased during calendar year 2006, relative to 2005.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship provided the affiliates' charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC"), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. ("ABI"), an affiliate of the Adviser, is the Fund's principal underwriter. ABI and the Adviser have disclosed in the Fund's prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approx-


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 43


imately $20 million.(13) During the Fund's most recently completed fiscal year, ABI received from the Fund $38,638, $28,507,695 and $877,585 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. ("ABIS"), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS' after-tax profitability decreased in 2006 in comparison to 2005. During the Fund's most recently completed fiscal year, ABIS received $4,512,426 in fees from the Fund.(14)

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co., LLC ("SCB & Co.") and/or its U.K. affiliate, Sanford C. Bernstein Limited ("SCB Ltd."), collectively "SCB," and paid commissions for such transactions during the Portfolios' most recently completed fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.

V. POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant's initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.




(13) ABI currently inserts the "Advance" in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an "independent mailing" would cost.

(14) The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder's account to the transfer agent's account and then the transfer agent's account to the Fund's account. During the Fund's most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $265,630 under the offset agreement between the Fund and ABIS.


________________________________________________________________________________
44 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


The independent consultant conducted further studies of the Adviser's operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of "pooling portfolios" and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, 5, and 10 year performance rankings of the Fund(15) relative to its Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(16) for the periods ended December 31, 2006.(17)

Growth & Income   Fund            PG            PU            PG           PU
Fund, Inc.       Return         Median        Median         Rank         Rank
================================================================================
1 year           16.93          17.63          17.99         9/15        66/104
3 year           10.74          12.41          12.26        13/15        75/96
5 year            5.61           8.37           7.62        15/15        71/76
10 year           9.76           9.03           8.48         4/14        11/41




(15) The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund's performance returns. Rounding differences may cause the Adviser's Fund returns to be one or two basis points different from Lipper's own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

(16) The Fund's PG is identical to the Fund's EG. The Fund's PU is not identical to the Fund's EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

(17) Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 45


Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(18) versus its benchmark.(19) Fund and benchmark volatility and reward-to-variability ratio ("Sharpe Ratio") information is also shown.(20)

                                     Periods Ending December 31, 2006
                                          Annualized Performance
================================================================================
                1      3      5     10      Since         Annualized      Risk
              Year   Year   Year   Year   Inception  Volatility  Sharpe  Period
               (%)    (%)    (%)    (%)      (%)        (%)        (%)   (Year)
================================================================================
Growth &
Income
Fund, Inc.    16.93  10.74   5.61   9.76     10.6      16.08      0.43     10

Russell 1000
Value Index   22.25  15.09  10.86  11.00     N/A       14.21      0.54     10

Inception Date: July 1, 1932

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm's-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.


Dated: June 4, 2007




(18) The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

(19) The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the "since inception" performance returns of the Fund's benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund's since inception return goes back to the Fund's actual inception date.

(20) Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund's return in excess of the riskless return by the fund's standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.


________________________________________________________________________________
46 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS


ALLIANCEBERNSTEIN FAMILY OF FUNDS


==================================================
WEALTH STRATEGIES FUNDS
==================================================
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

==================================================
BLENDED STYLE FUNDS
==================================================
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

==================================================
GROWTH FUNDS
==================================================
DOMESTIC

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

GLOBAL & INTERNATIONAL

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

==================================================
VALUE FUNDS
==================================================
DOMESTIC

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid Cap Value Fund
Utility Income Fund
Value Fund

GLOBAL & INTERNATIONAL

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

==================================================
TAXABLE BOND FUNDS
==================================================
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

==================================================
MUNICIPAL BOND FUNDS
==================================================
National               Michigan
Insured National       Minnesota
Arizona                New Jersey
California             New York
Insured California     Ohio
Florida                Pennsylvania
Massachusetts          Virginia

==================================================
INTERMEDIATE MUNICIPAL BOND FUNDS
==================================================
Intermediate California
Intermediate Diversified
Intermediate New York

==================================================
CLOSED-END FUNDS
==================================================
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
AllianceBernstein National Municipal Income Fund*
ACMManaged Dollar Income Fund
ACM Managed Income Fund
California Municipal Income Fund
New York Municipal Income Fund
The Spain Fund


==================================================
RETIREMENT STRATEGIES FUNDS
==================================================
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy

2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy

2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


________________________________________________________________________________
ALLIANCEBERNSTEIN GROWTH & INCOME FUND o 47


NOTES




________________________________________________________________________________
48 o ALLIANCEBERNSTEIN GROWTH & INCOME FUND




ALLIANCEBERNSTEIN GROWTH & INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
800.221.5672




     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS




GI-0152-0407


ITEM 2.     CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.     SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.    EXHIBITS.

The following exhibits are attached to this Form N-CSR:

             EXHIBIT NO.               DESCRIPTION OF EXHIBIT
           ==================================================================
           12 (b) (1)       Certification of Principal Executive Officer
                            Pursuant to Section 302 of the Sarbanes-Oxley
                            Act of 2002

           12 (b) (2)       Certification of Principal Financial Officer
                            Pursuant to Section 302 of the Sarbanes-Oxley
                            Act of 2002

           12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002




SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein Growth and Income Fund, Inc.

By:              /s/ Marc O. Mayer
                 ----------------------------
                 Marc O. Mayer
                 President

Date:     June 29, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Marc O. Mayer
                 ----------------------------
                 Marc O. Mayer
                 President

Date:    June 29, 2007


By:              /s/ Joseph J. Mantineo
                 ----------------------------
                 Joseph  J. Mantineo
                 Treasurer and Chief Financial Officer

Date:    June 29, 2007